Exhibit 99.1

Sagaliam Acquisition Corp.

CONFIRMS FUNDING AND EXTENSION OF DEADLINE TO COMPLETE INITIAL BUSINESS COMBINATION

New York, NY December 23, 2022 – Sagaliam Acquisition Corp. (NASDAQ: “SAGAU”, “SAGA”, “SAGAR”) (“we”, “us”, “our”, or the “Company”) announced today that it was exercising its option to extend the time available to consummate its business combination to January 23, 2023 and our sponsor, Sagaliam Sponsor LLC, has deposited an aggregate of $57,380.22 into Company’s trust account for its public stockholders. This deposit enables the Company to extend the date by which the Company has to complete its initial business combination from December 23, 2022 to January 23, 2023 (the “Extension”). The Extension is the first of ten one-month extensions permitted under the Company’s governing documents.

About Sagaliam Acquisition Corp.

We are a blank check company incorporated under the laws of the State of Delaware on March 31, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to throughout this proxy statement as our “initial business combination.” On November 16, 2022 we entered into a Business Combination Agreement (the “BCA”) with Allenby Montefiore Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus, AEC Merger Sub Corp., a Delaware corporation, Supraeon Investments Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus and GLD Partners, LP, a Delaware limited partnership. Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the BCA and the approval of the transaction by our stockholders.

Additional Information About the Transactions

In connection with the Special Meeting, Company has filed with the SEC and sent to its stockholders a definitive proxy statement. COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, IN CONNECTION WITH COMPANY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO APPROVE THE EXTENSION AMENDMENT PROPOSAL AND THE OTHER PROPOSALS SET FORTH THEREIN, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. The definitive proxy statement has been mailed to Company’s stockholders as of the record date for the Special Meeting. Company’s stockholders can also obtain copies of the definitive proxy statement, and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Sagaliam Acquisition Corp., Barry Kostiner, Chief Executive Officer, 1800 Avenue of the Stars, Suite 1475, Los Angeles, CA 90067; Tel: (213) 616-0011; bkostiner@fintecham.com.

Participants in the Solicitation

Company and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Company’s stockholders in connection with the Special Meeting. COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, WHICH WAS FILED WITH THE SEC ON APRIL 12, 2022. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO COMPANY’S STOCKHOLDERS IN CONNECTION WITH THE SPECIAL MEETING SET FORTH IN THE DEFINITIVE PROXY STATEMENT THAT COMPANY HAS FILED FOR THE SPECIAL MEETING AND OTHER MATTERS TO BE VOTED AT THE PROPOSED TRANSACTION SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Special Meeting is included in the definitive proxy statement that Company has filed with the SEC for the Special Meeting.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CONTACT INFORMATION

Sagaliam Acquisition Corp.,

Barry Kostiner, Chief Executive Officer

1800 Avenue of the Stars, Suite 1475

Los Angeles, CA 90067

Tel: (213) 616-0011

bkostiner@fintecham.com

1